Exhibit 10.81

AMENDMENT

TO THE

WELLPOINT 401(k) RETIREMENT SAVINGS PLAN

(As Amended Through December 31, 2003)

The WellPoint 401(k) Retirement Savings Plan (the “Plan”), as amended through December 31, 2003, is hereby further amended, as follows:

1.                                       Effective January 1, 2004, Appendix VII is amended in its entirety to read as follows:

“The following entities are Participating Companies in this Plan as of January 1, 2004:

Blue Cross of California

Blue Cross and Blue Shield of Georgia, Inc.

Blue Cross Blue Shield of Wisconsin

Claim Management Services, Inc.

Compcare Health Services Insurance Corporation

Comprehensive Integrated Marketing Services

Cost Care, Inc.

Crossroads Acquisition Corp., d.b.a. Cobalt Corporation

Greater Georgia Life Insurance Company

HealthLink, Inc.

HMO-W, Inc.

Hometown Insurance Services, Inc.

Meridian Marketing Services, Inc.

Meridian Resource Company, Inc.

Precision Rx, Inc.

Professional Claim Services, Inc.

RightCHOICE Managed Care, Inc.

TrustSolutions, LLC

UNICARE Life & Health Insurance Company

UNICARE Health Plans of the Midwest

United Government Services, LLC

United Heartland Life Insurance Company

United Wisconsin Insurance Company

United Wisconsin Proservices, Inc.

Unity Health Plans Insurance Corporation

Valley Health Plan, Inc.

WellPoint Development Company, Inc.”

2.                                       Effective January 16, 2004, or as soon as administratively possible thereafter, the title of Appendix XIV is revised to read as follows:

“Appendix XIV

PARTICIPATION OF PROFESSIONAL EMPLOYEES
INTERNATIONAL UNION LOCAL NO. 9 AFL-CIO-CLC and
MERGER OF BCBSUW UNION EMPLOYEES 401(K) PLAN”

3.                                       Effective January 16, 2004, or as soon as administratively possible thereafter, the first paragraph of Appendix XIV is revised to read as follows:

“This Appendix XIV is designed (i) to describe special provisions that apply specifically to Employees of Blue Cross Blue Shield of Wisconsin who are members of the Professional Employees International Union Local No. 9 AFL-CIO-CLC (hereinafter referred to as a Union Local No. 9 Participant); (ii) to preserve under the Plan the provisions of the BCBSUW Union Employees 401(k) Plan (“Union 401(k) Plan”) that affect eligibility, participation, crediting service, vesting, distribution options, Salary Deferral Contributions, Matching Contributions and all other contributions to the Plan; and (iii) to reflect the merger of the Union 401(k) Plan into the Plan, effective January 16, 2004 (“Plan Merger Date”) or as soon as administratively possible thereafter.  The provisions of the

Plan shall control all aspects of participation in the Plan, other than those provisions addressed in this Appendix.”

4.                                       Effective January 16, 2004, or as soon as administratively possible thereafter, the following new Section 1.16 is added to the end of Appendix XIV:

“Section 1.16.  Merger of Plans.  The Union 401(k) Plan is merged into the Plan effective as of the Plan Merger Date.  Assets and liabilities of the Union 401(k) Plan, together with the assets and liabilities of the Plan, constitute a single plan within the meaning of Code Section 414(l) as of the Plan Merger Date.”

5.                                       Effective January 16, 2004, or as soon as administratively possible thereafter, the Plan is amended by the addition of Appendix XV, which reads as follows:

“Appendix XV

Merger of Cobalt Corporation 401(k) Plan

The Cobalt Corporation 401(k) Plan (“Cobalt Plan”) is merged into the Plan effective as of January 16, 2004 or as soon as administratively possible thereafter.  Assets and liabilities of the Cobalt Plan, together with the assets and liabilities of this Plan, constitute a single plan within the meaning of Code Section 414(l) as of January 16, 2004 (“Plan Merger Date”) or as soon as administratively possible thereafter.  Unless otherwise expressly provided herein, the rights and benefits of a participant in the Cobalt Plan who terminated employment with Crossroads Acquisition, d.b.a. Cobalt Corp. or an affiliated entity that was a Participating Company in the Cobalt Plan (collectively referred to as “Cobalt”) on or prior to the Plan Merger Date are determined in accordance with the provisions of the Cobalt Plan as in effect prior to the Plan Merger Date.  References in the Plan to “Participant” as defined in Article II include each individual with an interest in the Cobalt Plan without regard to his or her status as an Employee or former Employee (each a “Cobalt Participant” for purposes of this Appendix).  This Appendix XV is designed to preserve under the Plan any benefits that were accrued under the Cobalt Plan prior to the Plan Merger Date to the extent such benefits are protected under Code Section 411(d)(6).  The provisions of the Plan apply to the benefits of employees and former employees of Cobalt (or an affiliated entity that was a Participating Company in the Cobalt Plan) described in this Appendix subject to the restrictions applicable to protected benefits described in the prior sentence and except to the extent modified by the terms of this Appendix.  In the event of a conflict, the provisions of this Appendix will control.

1.01                           Eligibility.  An Employee who was a Participant pursuant to the terms of the Cobalt Plan in effect on December 31, 2003 and who was actively employed by a Participating Company on January 1, 2004 shall be a Participant in this Plan as of January 1, 2004.

1.02                           Transfer of Account Balances.  The account balances of the Cobalt Participants in the Cobalt Plan as of the Plan Merger Date will be transferred to the Plan through a direct transfer from the trust fund of the Cobalt Plan to the Trust Fund for the Plan on the Plan Merger Date and will be held on behalf of the Cobalt Participants.  The account balance maintained for each Cobalt Participant in the Cobalt Plan immediately prior to the Plan Merger Date shall be credited to the Account maintained for such individual under the Plan immediately after the Plan Merger Date.

1.03                           Special Benefit Schedules.  A “Special Benefit Schedule” is a set of supplementary provisions of the Cobalt Plan adopted by the Administrative Committee for the Cobalt Plan setting forth any special provisions of the Cobalt Plan in effect for a specific Employer or group of Employees covered by the Cobalt Plan.  If any provisions contained in a Special Benefit Schedule conflict with the remaining provisions of the Cobalt Plan in effect immediately prior to the Plan Merger Date, the Special Benefit Schedule shall govern.  If any provisions contained in a Special Benefit Schedule conflict with the provisions of the Plan in effect on or after the Plan Merger Date, the Special Benefit Schedule shall govern.  The existence of Special Benefit Schedules shall not be construed as the creation of different plans for purposes of the Code or ERISA.

1.04                           Vesting of Matching Contributions. The “Employer Matching Contribution Account” of a Cobalt Participant who is an Employee of Cobalt on December 31, 2003 will be fully vested as of December 31, 2003 to the extent not previously vested.

1.05                           Service Crediting.  Service recognized under the Cobalt Plan will not be taken into account for purposes of determining whether a Cobalt Participant is eligible for the Grandfathered Match that was implemented in 1997.

1.06                           Cobalt Distribution Options.

(a)                                  General Plan Provisions.  Subject to the distribution options set forth in a Special Benefit Schedule, a Participant may elect to receive his or her account balance transferred to the Plan under Section 1.02 in the form of a single sum cash payout or in equal installments to be paid either over a period not exceeding (i) the lesser of fifteen (15) years and the life expectancy of the Participant, or the joint life  expectancy of the Participant, or the joint life expectancy of the Participant and his or her designated Beneficiary or (ii) the life expectancy of the Participant or the joint life expectancy of the Participant and his or her designated Beneficiary.

(b)                                 Distribution on Disability.  If a Cobalt Participant becomes disabled (as defined under the Cobalt Plan as in effect on January 15, 2004) while an Employee, he or she may withdraw the portion of his or her Account attributable to benefits accrued under the Cobalt Plan prior to the Plan Merger Date.

1.07                           Restoration of Forfeitures.

(a)                                  Forfeiture of Nonvested Account.  Under the terms of the Cobalt Plan immediately prior to the Plan Merger Date, the nonvested portion of a Cobalt Participant’s account balance (if any) was forfeited at the earlier of (i) the date the Participant received a distribution of his or her entire Account balance following his or her Severance from Service Date; and (ii) the date the Participant completed five (5) consecutive One-Year Breaks in Service.

(b)                                 Return to Service.  If an individual described in clause (i) of section (a) above becomes an Employee after the Plan Merger Date but before incurring five (5) consecutive One Year Breaks in Service (as determined under the Cobalt Plan), the amount forfeited will be restored (without earnings) to the individual’s Account under the Plan if the individual pays to the Plan the full amount of such distribution within five (5) years after the date of the distribution.  If an individual described in clause (ii) of section (a) above becomes an Employee after the Plan Merger Date but before incurring five (5) consecutive One Year Breaks in Service (as determined under the Cobalt Plan), the amount forfeited will be restored to the individual’s Account under the Plan.

(c)                                  Funds.  Funds for restoring forfeitures under this Section 1.07 will be drawn from a special contribution to be made to the Plan by the appropriate Participating Company, as determined by the Committee.  The special contribution will not be subject to the limitation under Code Section 415.

1.08                           Loans.  A Cobalt Participant must obtain the consent of his or her spouse for a loan from the Plan to the extent the loan is secured by the Cobalt’s Participant’s Account that is transferred to the Plan under Section 1.02, provided that such spousal consent is required by a Special Benefit Schedule.

SPECIAL BENEFIT SCHEDULE NO. 1

West Allis Dental Group Retirement Plan

1.               Participants Covered:  This Special Benefit Schedule modifies and supplements the provisions of the Cobalt Plan in connection with the transfer of assets into the Cobalt Plan from the West Allis Dental Group Retirement Plan (the “West Allis Plan”).  The Participants covered by this Special Benefit Schedule are the Participants who immediately prior to the Effective Date were participants in the West Allis Plan.

2.               Effective Date:  December 31, 1994.

3.               Eligibility:  A participant in the West Allis Plan immediately prior to the Effective Date shall become a Participant in the Cobalt Plan on the Effective Date but shall not receive any Employer Matching Contributions under the Cobalt Plan for the 1994 Plan Year.  Any other employee of the West Allis Dental Group operating unit of Compcare Health Services Insurance Corporation shall become eligible to participate in the Cobalt Plan on the later of the Effective Date or the date such employee would otherwise become eligible to participate in accordance with the provisions of Section 3 of the Cobalt Plan.

4.               Transfer of Assets:  The West Allis Plan shall be terminated and the assets of the West Allis Plan transferred to the Cobalt Plan effective December 31, 1994, and the assets and liabilities of the West Allis Plan shall become the assets and liabilities of the Cobalt Plan effective with the transfer of assets and liabilities, in accordance with Section 414 (1) of the Code.  Effective with the date of the asset transfer, the provisions of the Cobalt Plan shall apply to the transferred account balances from the West Allis Plan, with the modifications set forth below.

5.               Vesting:  A Participant covered by this Special Benefit Schedule shall at all times be 100°% vested in his or her Account Balance attributable to his or her transferred account balance from the West Allis Plan.  Service of Participants covered by this Special Benefit Schedule shall include service with the West Allis Dental Group.

6.               Special Distribution Provisions:  The provisions of this paragraph 6 shall apply only with respect to that portion of a Participant’s benefit which is attributable to amounts transferred to the Cobalt Plan from the West Allis Plan.

(a)                                  Notwithstanding Section 6.4 of the Cobalt Plan, a Participant shall receive his or her benefits as follows:

(i)                                     A Participant who is entitled to receive a distribution upon his or her Retirement, Permanent Disability, or termination of employment, shall, unless the Participant elects otherwise in accordance with Section (v) below, receive his or her benefits in the Qualified Joint and Survivor Annuity Form.  The Qualified Joint and Survivor Annuity Form means, for a Participant who has a spouse, an annuity for the life of the Participant with a survivor annuity for the life of the Participant’s spouse, where the survivor annuity is 50% of the amount of the annuity payable during the joint lives of the Participant and the Participant’s spouse.  The Qualified Joint and Survivor Annuity form means, for a Participant who has no spouse, an annuity for the life of the Participant.

(ii)                                  A Participant’s death benefit shall be paid in the form of a Qualified Pre-retirement Survivor Annuity for a Participant who has a spouse to whom he has been continuously married throughout the one-year period ending on the date of his or her death.  The Qualified Pre-retirement Survivor Annuity means a life annuity payable to the surviving spouse of a Participant who dies before benefits become payable under the Cobalt Plan.  The Beneficiary of a Participant who does not have a spouse who is entitled to a Qualified Pre-retirement Survivor Annuity shall receive a single sum payment.

(iii)                               The optional forms of retirement benefit shall include the following, in addition to the benefit forms described in Section 6.4(A) of the Cobalt Plan:

(A)                              A straight life annuity.

(B)                                Single life annuities with periods certain of five, ten, and fifteen years.

(C)                                Survivorship life annuities with survivorship percentages of 50, 66 2/3, or 100.

(iv)                              Any optional forms of death benefit shall include the benefit forms described in Section 6.4(B) of the Cobalt Plan and any annuity that is an optional form of retirement benefit.

(v)                                 Any election of an optional form of benefit must be made in writing by the Participant during the election period.  If the Participant is married, the election must be consented to by the Participant’s spouse and must meet the following requirements:

(A)                              The spouse must consent to a specific beneficiary and a particular form of benefit.  The spouse’s consent must acknowledge the effect of such election and be witnessed by a Cobalt Plan representative or a notary public.  Such consent will not be required if it is established to the Administrative Committee that the required consent cannot be obtained because the spouse cannot be located, or other circumstances that may be prescribed by Treasury regulations.  The election may be revoked by the Participant in writing without the consent of the spouse at any time during the election period described in subparagraph (B) below.  Any new election must comply with the requirements of this subparagraph (A).  A former spouse’s waiver shall not be binding on a new spouse.

(B)                                The election period to waive the Qualified Joint and Survivor Annuity form shall be the 90-day period, the last day of which is the “annuity starting date.”  For purposes of this Section, “annuity starting date” means the first day of the first period for which an amount is received as an annuity.  Any elections may not be changed after the Participant’s annuity starting date.

(C)                                A Participant’s failure to waive the Qualified Joint and Survivor Annuity form will not result in a decrease in any Cobalt Plan accrued benefit with respect to such Participant.

(D)                               An election to waive the Qualified Pre-retirement Survivor Annuity form may be made at any time.  An election to waive the Qualified Preretirement Survivor Annuity form which is made before the first day of the Plan Year in which he reaches age 35 shall become invalid on such date, unless the Participant’s employment terminates prior to such date.

(vi)                              The Committee shall furnish the Participant and the Participant’s spouse a written explanation in non-technical language of the Qualified Joint and Survivor Annuity form of benefit, the Qualified Pre-retirement Survivor Annuity form of benefit, the optional forms of retirement benefits and the right of the Participant and the Participant’s spouse to defer distributions.  The written explanation of the Qualified Joint and Survivor Annuity shall be provided no less than 30 days and no more than 90 days before the annuity starting date.  The written explanation of the Qualified Pre-retirement Survivor Annuity shall be given to Participants in the period beginning on the first day of the Plan Year the Participant attains age 32 and ending on the last day of the Plan Year the Participant attains age 35, or, if earlier, when the Participant terminates employment.

(b)                                 The Participant’s Early Retirement Date shall be the date as of which he has attained 55 and terminated employment.  The Participant shall be fully vested as of such early Retirement Date and shall be entitled to receive benefits from the Cobalt Plan as of such date.

SPECIAL BENEFIT SCHEDULE NO. 2

United Heartland, Inc. Savings Plan

United Heartland, Inc. Pension Plan

1.               Participants Covered:  This Special Benefit Schedule modifies and supplements the provisions of the Cobalt Plan in connection with the transfer of assets into the Cobalt Plan from the United Heartland, Inc. Savings Plan (“UH Savings Plan”) and the United Heartland, Inc. Pension Plan (“UH Pension Plan”) (collectively, the “UH Plans”).  The Participants covered by this Special Benefit Schedule are the Participants who immediately prior to the Effective Date were participants in the UH Plans.

2.               Effective Date:  December 31, 1996.

3.               Eligibility:  A participant in the UH Plans immediately prior to the Effective Date shall become a Participant in the Cobalt Plan on the Effective Date.  Any other employee of United Heartland, Inc. shall become eligible to participate in the Cobalt Plan on the later of the Effective Date or the date such employee would otherwise become eligible to participate in accordance with the provisions of Section 3 of the Cobalt Plan.

4.               Transfer of Assets:  The UH Plans shall be terminated and the assets of the UH Plans transferred to the Cobalt Plan effective as of the Effective Date and the assets and liabilities of the UH Plans shall become the assets and liabilities of the Cobalt Plan effective with the transfer of assets and liabilities, in accordance with Section 414(1) of the Code.  Effective with the date of the asset transfer, the provisions of the Cobalt Plan shall apply to the transferred account balances from the UH Plans, with the modifications set forth in this Special Benefit Schedule.

5.               Vesting:  A Participant covered by this Special Benefit Schedule shall at all times be 100% vested in his or her Account balance attributable to salary deferrals in his or her transferred account balance from the UH Savings Plan.  As of the Effective Date, a Participant covered by this Special Benefit Schedule actively employed by United Heartland, Inc. on the Effective Date shall become vested in his or her transferred account balance from the UH Savings Plan attributable to matching contributions in the same manner as his or her Employer Matching Contribution Account Under Section 6.2 of the Cobalt Plan.  As of the Effective Date, a Participant covered by this Special Benefit Schedule actively employed by United Heartland, Inc. on the Effective Date shall become vested in his or her transferred account balance from the UH Pension Plan in the same manner as his or her Employer Matching Contribution Account under Section 6.2 of the Cobalt Plan.  Participants covered by this Special Benefit Schedule who are not actively employed by United Heartland, Inc. on the Effective Date shall be full) vested only after completing five (5) Years of Service.  For vesting purposes hereunder, Service of Participants covered by this Special Benefit Schedule shall include service with United Heartland, Inc., as computed under the elapsed time method used by the UH Plans.

6.               Special Distribution Provisions:  The provisions of this paragraph 6 shall apply only with respect to that portion of a Participant’s benefit which is attributable to amounts transferred to the Cobalt Plan from the UH Plans.

(a)                                  Notwithstanding Section 6.4 of the Cobalt Plan, a Participant shall receive his or her benefits as follows:

(i)                                     A Participant who is entitled to receive a distribution upon his or her Retirement, Permanent Disability, or termination of employment, shall, unless the Participant elects otherwise in accordance with Section (v) below, receive his or her benefits in the Qualified Joint and Survivor Annuity form.  The Qualified Joint and Survivor Annuity form means, for a Participant who has a spouse, an annuity for the life of the Participant with a survivor annuity for the life of the Participant’s spouse, where the survivor annuity is 50% of the amount of the annuity payable during the joint lives of the Participant and the Participant’s spouse.  The Qualified Joint and Survivor Annuity form means, for a Participant who has no spouse, an annuity for the life of the Participant.  Payments under the Qualified Joint and Survivor Annuity shall commence immediately following the Participant’s election of the Qualified Joint and Survivor Annuity.  The Cobalt Plan may not distribute the Participant’s accrued benefit in a form other than a Qualified Joint and Survivor Annuity or Qualified Pre-retirement Survivor Annuity without the consent of the Participant’s spouse in accordance with Section (v) below except where the payout value of the non-forfeitable benefit does not exceed $5,000.

(ii)                                  A Participant’s death benefit shall be paid in the form of a Qualified Pre-retirement Survivor Annuity for a Participant who has a spouse to whom he has been continuously married throughout the one-year period ending on the date of his or her death.  The Qualified Pre-retirement Survivor Annuity means a life annuity payable to the surviving spouse of a Participant who dies before benefits become payable under the Cobalt Plan.  A surviving spouse shall not be required to begin receiving Qualified Pre-retirement Survivor Annuity benefits prior to the time the Participant would have attained Normal Retirement Age except where the present value of the non-forfeitable benefit does not exceed $5,000.  The Beneficiary of a Participant who does not have a spouse who is entitled to a Qualified Pre-retirement Survivor Annuity shall receive a single sum payment.

(iii)                               The optional forms of retirement benefit shall include the following, in addition to the benefit forms described in Section 6.4(A) of the Cobalt Plan:

(A)                              A straight life annuity.

(B)                                Single life annuities with periods certain of five, ten, and fifteen years.

(C)                                Survivorship life annuities with survivorship percentages of 50, 66-2/3, or 100.

(iv)                              Any optional forms of death benefit shall include the benefit forms described in Section 6.4(B) of the Cobalt Plan and any annuity that is an optional form of retirement benefit.

(v)                                 Any election of an optional form of benefit must be made in writing by the Participant during the election period.  If the Participant is married, the election must be consented to by the Participant’s spouse and must meet the following requirements:

(A)                              The spouse must consent to a specific beneficiary and a particular form of benefit.  The spouse’s consent must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public.  Such consent will not be required if it is established to the Administrative Committee that the required consent cannot be obtained because the spouse cannot be located, or other circumstances that may be prescribed by Treasury regulations.  The election may be revoked by the Participant in writing without the consent of the spouse at any time during the election period described in subparagraph (B) below.  Any new election must comply with the requirements of this subparagraph (A).  A former spouse’s waiver shall not be binding on a new spouse.

(B)                                The election period to waive the Qualified Joint and Survivor Annuity form shall be the 90-day period, the last day of which is the “annuity starting date.”  For purposes of this Section, “annuity starting date” means the first day of the first period for which an amount is received as an annuity.  Any elections may not be changed after the Participant’s annuity starting date.

(C)                                A Participant’s failure to waive the Qualified Joint and Survivor Annuity form will not result in a decrease in any Plan accrued benefit with respect to such Participant.

(D)                               An election to waive the Qualified Pre-retirement Survivor Annuity form may be made at any time.  An election to waive the Qualified Preretirement Survivor Annuity form which is made before the first day of the Plan Year in which he reaches age 35 shall become invalid on such date, unless the Participant’s employment terminates prior to such date.

(vi)                              The Committee shall furnish the Participant and the Participant’s spouse a written explanation in non-technical language of the Qualified Joint and Survivor Annuity form of benefit, the Qualified Pre-retirement Survivor Annuity forms of benefit, the optional forms of retirement benefits and the right of the Participant and the Participant’s spouse to defer distributions.  The written explanation of the Qualified Joint and Survivor Annuity shall be provided no less than 30 days and no more than 90 days before the annuity starting date.  The written explanation of the Qualified Pre-retirement Survivor Annuity shall be given to Participants in the period beginning on the first day of the Plan Year the Participant attains age 32 and ending on the last day of the Plan Year the Participant attains age 35, or if earlier when the Participant terminates employment.

(b)                                 The Participant’s Early Retirement Date with respect to the UH Savings Plan shall be the date as of which he has attained age 55, completed six (6) years of service, and terminated employment.  The Participant shall be fully vested as of such Early Retirement Date and shall be entitled to receive benefits from the Cobalt Plan as of such date.

(c)                                  A Participant covered by this Special Benefit Schedule shall be entitled to receive a Hardship Distribution pursuant to Section 6.8 of the Cobalt Plan with respect to his or her Employer Matching Contribution Account in addition to such other Accounts from which Hardship Distributions are otherwise available under the Plan.

SPECIAL BENEFIT SCHEDULE NO. 3

EDS Deferred Compensation Plan

1.               Participants Covered:  This Special Benefit Schedule modifies and supplements the provisions of the Cobalt Plan in connection with the transfer of assets into the Cobalt Plan from the EDS Deferred Compensation Plan (the “EDS Plan”).  The Participants covered by this Special Benefit Schedule are the Participants who immediately prior to the Effective Date were participants in the EDS Plan.

2.               Effective Date:  January l, 1997.

3.               Eligibility:  A participant in the EDS Plan immediately prior to the Effective Date shall become a Participant in the Cobalt Plan on the Effective Date.

4.               Transfer of Assets:  Certain assets of the EDS Plan shall be transferred to the Cobalt Plan and the assets and liabilities of the EDS Plans shall become the assets and liabilities of the Cobalt Plan effective with the transfer of assets and liabilities, in accordance with Section 414 (1) of the Code.  Effective with the date of the asset transfer, the provisions of the Cobalt Plan shall apply to the transferred account balances from the EDS Plan, with the modifications set forth in this Special Benefit Schedule.

5.               Vesting:  A Participant covered by this Special Benefit Schedule shall at all times be 100% vested in has Account balance transferred from the EDS Plan.  For vesting purposes hereunder, Service of Participants covered by this Special Benefit Schedule shall include service with EDS.

6.               Special Distribution Provisions:  The provisions of this paragraph 6 shall apply only with respect to that portion of a Participant’s benefit which is attributable to amounts transferred to the Cobalt Plan from the EDS Plan.

(a)                                  Notwithstanding Section 6.4 of the Cobalt Plan, a Participant shall receive his or her benefits as follows:

(i)                                     A Participant who is entitled to receive a distribution upon his or her Retirement, Permanent Disability, or termination of employment, shall, unless the Participant elects otherwise in accordance with Section (v) below, receive his or her benefits in the Qualified Joint and Survivor Annuity form.  The Qualified Joint and Survivor Annuity form means, for a Participant who has a spouse, an annuity for the life of the Participant with a survivor annuity for the life of the Participant’s spouse, where the survivor annuity is 50% of the amount of the annuity payable during the joint lives of the Participant and the Participant’s spouse.  The Qualified Joint and Survivor Annuity form means, for a Participant who has no spouse, an annuity for the life of the Participant.  Payments under the Qualified Joint and Survivor Annuity shall commence immediately following the Participant’s election of the Qualified Joint and Survivor Annuity.  The Cobalt Plan may not distribute the Participant’s accrued benefit in a form other than a Qualified Joint and Survivor Annuity or Qualified Pre-retirement Survivor Annuity without the consent of the Participant’s spouse in accordance with Section (v) below except where the payout value of the non-forfeitable benefit does not exceed $5,000.

(ii)                                  A Participant’s death benefit shall be paid in the form of a Qualified Pre-retirement Survivor Annuity for a Participant who has a spouse to whom he has been continuously married throughout the one (1) year period ending on the date of his or her death.  The Qualified Pre-retirement Survivor Annuity means a life annuity payable to the surviving spouse of a Participant who dies before benefits become payable under the Cobalt Plan.  A surviving spouse shall not be required to begin receiving Qualified Pre-retirement Survivor Annuity benefits prior to the time the Participant would have attained Normal Retirement Age except where the present value of the non-forfeitable benefit does not exceed $5,000.  The Beneficiary of a Participant who does not have a spouse who is entitled to a Qualified Pre-retirement Survivor Annuity shall receive a payment in one of the optional forms identified in (iii) below.

(iii)                               The optional forms of retirement benefit shall include a straight life annuity in addition to the benefit forms described in Section 6.4(A) of the Cobalt Plan.

(iv)                              Any optional forms of death benefit shall include the benefit forms described in Section 6.4(b) of the Cobalt Plan and any annuity that is an optional form of retirement benefit.

(v)                                 Any election of an optional form of benefit must be made in writing by the Participant during the election period.  If the Participant is married, the election must be consented to by the Participant’s spouse and must meet the following requirements:

(A)                              The spouse must consent to a specific beneficiary and a particular form of benefit.  The spouse’s consent must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public.  Such consent will not be required if it is established to the Administrative Committee that the required consent cannot be obtained because the spouse cannot be located, or other circumstances that may be prescribed by Treasury regulations.  The election may be revoked by the Participant in writing without the consent of the spouse at any time during the election period described in subparagraph (B) below.  Any new election must comply with the requirements of this subparagraph (A).  A former spouse’s waiver shall not be binding on a new spouse.

(B)                                The election period to waive the Qualified Joint and Survivor Annuity form shall be the 90-day period, the last day of which is the “annuity starting date.” For purposes of this Section, “annuity starting date” means the first day of the first period for which an amount is received as an annuity.  Any elections may not be changed after the Participant’s annuity starting date.

(C)                                A Participant’s failure to waive the Qualified Joint and Survivor Annuity form will not result in a decrease in any Plan accrued benefit with respect to such Participant.

(D)                               An election to waive the Qualified Pre-retirement Survivor Annuity form may be made at any time.  An election to waive the Qualified Preretirement Survivor Annuity form which is made before the first day of the Plan Year in which he reaches age 35 shall become invalid on such date, unless the Participant’s employment terminates prior to such date.

(vi)                              The Committee shall furnish the Participant and the Participant’s spouse a written explanation in non-technical language of the Qualified Joint and Survivor Annuity form of benefit, the Qualified Pre-retirement Survivor Annuity forms of benefit, the optional forms of retirement benefits and the right of the Participant and the Participant’s spouse to defer distributions.  The written explanation of the Qualified Joint and Survivor Annuity shall be provided no less than 30 days and no more than 90 days before the annuity starting date.  The written explanation of the Qualified Pre-retirement Survivor Annuity shall be given to Participants in the period beginning on the first day of the Plan Year the Participant attains age 32 and ending on the last day of the Plan Year the Participant attains age 35, or if earlier when the Participant terminates employment.

(b)                                 The Participant’s Early Retirement Date shall be the date as of which he has attained Age 55 and terminated employment.  The Participant shall be fully vested as of such Early Retirement Date and shall be entitled to receive benefits from the Cobalt Plan as of such date.

(c)                                  A Participant covered by this Special Benefit Schedule shall be entitled to receive the Hardship Distribution pursuant to Section 6.8 of the Cobalt Plan with respect to the Participant’s entire Account as of December 31, 1988 in addition to such other Accounts from which Hardship Distributions are available under the Cobalt Plan.

(d)                                 A Participant covered by this Special Benefit Schedule shall be entitled to receive in-service withdrawals at age 59-½.

7.               Special Account Provisions:  An Employee Contribution Account shall be established under the Cobalt Plan to hold any voluntary contributions made to the EDS Plan and the earnings thereon.  Such Employee Contribution Account shall be subject to the withdrawal provisions of Section 6.8 of the Cobalt Plan.

SPECIAL BENEFIT SCHEDULE NO. 4

EDS Deferred Compensation Plan - Print Center Employees

1.               Participants Covered:  This Special Benefit Schedule modifies and supplements the provisions of the Cobalt Plan in connection with the transfer of assets into the Cobalt Plan from the EDS Deferred Compensation Plan (the “EDS Plan”).  The Participants covered by this Special Benefit Schedule are the Participants who immediately prior to the Effective Date were participants in the EDS Plan.

2.               Effective Date:  August 1, 1997.

3.               Eligibility.  A participant in the EDS Plan immediately prior to the Effective Date shall become a Participant in the Cobalt Plan on the Effective Date.

4.               Transfer of Assets:  Certain assets of the EDS Plan shall be transferred to the Cobalt Plan and the assets and liabilities of the EDS Plans shall become the assets and liabilities of the Cobalt Plan effective with the transfer of assets and liabilities, in accordance with Section 414 (1) of the Code.  Effective with the date of the asset transfer, the provisions of the Cobalt Plan shall apply to the transferred account balances from the EDS Plan, with the modifications set forth in this Special Benefit Schedule.

5.               Vesting.  A Participant covered by this Special Benefit Schedule shall at all times be 100% vested in his or her Account balance transferred from the EDS Plan.  For vesting purposes hereunder, Service of Participants covered by this Special Benefit Schedule shall include service with EDS.

6.               Special Distribution Provisions:  The provisions of this paragraph 6 shall apply only with respect to that portion of a Participant’s benefit which is attributable to amounts transferred to this Cobalt Plan from the EDS Plan.

(a)                                  Notwithstanding Section 6.4 of the Cobalt Plan, a Participant shall receive his or her benefits as bellow:

(i)                                     A Participant who is entitled to receive a distribution upon his or her Retirement, Permanent Disability, or termination of employment, shall, unless the Participant elects otherwise in accordance with Section (v) below, receive his or her benefits in the Qualified Joint and Survivor Annuity form.  The Qualified Joint and Survivor Annuity form means, for a Participant who has a spouse, an annuity for the life of the Participant with a survivor annuity for the life of the Participant’s spouse, where the survivor annuity is 50% of the amount of the annuity payable during the joint lives of the Participant and the Participant’s spouse.  The Qualified Joint and Survivor Annuity form means, for a Participant who has no spouse, an annuity for the life of the Participant.  Payments under the Qualified Joint and Survivor Annuity shall commence immediately following the Participant’s election of the Qualified Joint and Survivor Annuity.  The Cobalt Plan may not distribute the Participant’s accrued benefit in a form other than a Qualified Joint and Survivor Annuity or Qualified Pre-retirement Survivor Annuity without the consent of the Participant’s spouse in accordance with Section (v) below except where the payout value of the non-forfeitable benefit does not exceed $5,000.

(ii)                                  A Participant’s death benefit shall be paid in the form of a Qualified Pre-retirement Survivor Annuity for a Participant who has a spouse to whom he has been continuously married throughout the one (1) year period ending on the date of his or her death.  The Qualified Pre-retirement Survivor Annuity means a life annuity payable to the surviving spouse of a Participant who dies before benefits become payable under the Cobalt Plan.  A surviving spouse shall not be required to begin receiving Qualified Pre-retirement Survivor Annuity benefits prior to the time the Participant would have attained Normal Retirement Age except where the present value of the non-forfeitable benefit does not exceed $5,000.  The Beneficiary of a Participant who does not have a spouse who is entitled to a Qualified Pre-retirement Survivor Annuity shall receive a payment in one of the optional forms identified in (iii) below.

(iii)                               The optional forms of retirement benefit shall include a straight life annuity in addition to the benefit forms described in Section 6.4(A) of the Cobalt Plan.

(iv)                              Any optional forms of death benefit shall include the benefit forms described in Section 6.4(b) of the Cobalt Plan and any annuity that is an optional form of retirement benefit.

(v)                                 Any election of an optional form of benefit must be made in writing by the Participant during the election period.  If the Participant is married, the election must be consented to by the Participant’s spouse and must meet the following requirements:

(A)                              The spouse must consent to a specific beneficiary and a particular form of benefit.  The spouse’s consent must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public.  Such consent will not be required if it is established to the Administrative Committee that the required consent cannot be obtained because the spouse cannot be located, or other circumstances that may be prescribed by Treasury regulations.  The election may be revoked by the Participant in writing without the consent of the spouse at any time during the election period described in subparagraph (B) below.  Any new election must comply with the requirements of this subparagraph (A).  A former spouse’s waiver shall not be binding on a new spouse.

(B)                                The election period to waive the Qualified Joint and Survivor Annuity form shall be the 90-day period, the last day of which is the “annuity starting date.” A Participant may revoke the election to waive the Qualified Joint Survivor Annuity at any time and any number of times during the 90 day period.  For purposes of this Section, “annuity starting date” means the first day of the first period for which an amount is received as an annuity.  Any elections may not be changed after the Participant’s annuity starting date.

(C)                                A Participant’s failure to waive the Qualified Joint and Survivor Annuity form will not result in a decrease in any Cobalt Plan accrued benefit with respect to such Participant.

(D)                               An election to waive the Qualified Pre-retirement Survivor Annuity form may be made at any time.  A Participant who has elected to waive the Qualified Pre-retirement Survivor Annuity with spousal consent may revoke the election at any time and any number of times during the period between the first day of the Plan Year in which the Participant attains Age 55 and the date of the Participant’s death.  An election to waive the Qualified Preretirement Survivor Annuity form which is made before the first day of the Plan Year in which he reaches age 35 shall become invalid on such date, unless the Participant’s employment terminates prior to such date.

(vi)                              The Committee shall furnish the Participant and the Participant’s spouse a written explanation in non-technical language of the Qualified Joint and Survivor Annuity form of benefit, the Qualified Pre-retirement Survivor Annuity forms of benefit, the optional forms of retirement benefits and the right of the Participant and the Participant’s spouse to defer distributions.  The written explanation of the Qualified Joint and Survivor Annuity shall be provided no less than 30 days and no more than 90 days before the annuity starting date.  The written explanation of the Qualified Pre-retirement Survivor Annuity shall be given to Participants in the period beginning on the first day of the Plan Year the Participant attains age 32 and ending on the last day of the Plan Year the Participant attains age 35, or if earlier when the Participant terminates employment.

(vii)                           Written spousal consent to the use of the Participant’s Account as security for a loan must be obtained within the 90 day period ending on the date on which the loan is to be secured.

(b)                                 The Participant’s Early Retirement Date shall be the date as of which he has attained age 55 and terminated employment.  The Participant shall be fully vested as of such Early Retirement Date and shall be entitled to receive benefits from the Cobalt Plan as of such date.

(c)                                  A Participant covered by this Special Benefit Schedule shall be entitled to receive the Hardship Distribution pursuant to Section 6.8 of the Cobalt Plan with respect to the Participant’s entire Account as of December 31, 1988 in addition to such other Accounts from which Hardship Distributions are available under the Cobalt Plan.

(d)                                 A Participant covered by this Special Benefit Schedule shall be entitled to receive in-service withdrawals at age 59-½.

7.               Special Account Provisions:  An Employee Contribution Account shall be established under the Cobalt Plan to hold any voluntary contributions made to the EDS Plan and the earnings thereon.  Such Employee Contribution Account shall be subject to the withdrawal provisions of Section 6.8 of the Cobalt Plan.

SPECIAL BENEFIT SCHEDULE NO. 5

Unity Health Plans Insurance Corporation Retirement Plan

1.               Participants Covered:  This Special Benefit Schedule modifies and supplements the provisions of the Cobalt Plan in connection with the transfer of assets into the Cobalt Plan from the Unity Health Plans Insurance Corporation Retirement Plan (“Unity Plan”).  The Participants covered by this Special Benefit Schedule are the Participants who immediately prior to the Effective Date were employed by Unity Health Plans Insurance Corporation (“Unity”) and former Unity employees who have yet to take a distribution of their vested account balances from the Unity P1an.

2.               Effective Date:  October 1, 1997.

3.               Eligibility:  A participant in the Unity Plan immediately prior to the Effective Date shall become a Participant in the Cobalt Plan on the Effective Date.  Any other employee of Unity shall become eligible to participate in the Plan on the later of the Effective Date or the date such employee would otherwise become eligible to participate in accordance with the provisions of Section 3 of the Cobalt Plan.

4.               Transfer of Assets:  The Unity Plan shall be terminated and the assets of the Unity Plan transferred to the Cobalt Plan effective as of the Effective Date and the assets and liabilities of the Unity Plan shall become the assets and liabilities of the Plan effective with the transfer of assets and liabilities, in accordance with Section 414(1) of the Code.  Effective with the date of the asset transfer, the provisions of the Cobalt Plan shall apply to the transferred account balances from the Unity Plan. with the modifications set forth in this Special Benefit Schedule.

5.               Vesting:  A Participant covered by this Special Benefit Schedule shall at all times be 100% vested in his or her Account balance attributable to salary deferrals in his or her transferred account balance from the Unity Plan.  As of the Effective Date, a Participant covered by this Special Benefit Schedule actively employed by Unity on the Effective Date shall become vested in his or her transferred account balance from the Unity Plan attributable to matching contributions in the same manner as his or her Employer Matching Contribution Account under Section 6.2 of the Cobalt Plan.  As of the Effective Date, a Participant covered by this Special Benefit Schedule actively employed by Unity on the Effective Date shall become vested in his or her transferred account balance from the Unity Plan attributable to company contributions in the same manner as his or her Employer Matching Contribution Account under Section 6.2 of the Cobalt Plan.  Participants covered by this Special Benefit Schedule who are not actively employed by Unity on the Effective Date shall be fully vested only after completing five (5) Years of Service.  For vesting purposes hereunder, Service of Participants covered by this Special Benefit Schedule shall include service with Unity (and University Health Care, Inc., a predecessor corporation), as computed under the elapsed time method used by the Unity Plan.

6.               Special Distribution Provisions:  The provisions of this paragraph 6 shall apply only with respect to that portion of a Participant’s benefit which is attributable to amounts transferred to this Plan from the Unity Plan.

(a)                                  Notwithstanding Section 6.4 of the Cobalt Plan, a Participant shall receive his or her benefits as follows:

(i)                                     A Participant who is entitled to receive a distribution upon his or her Retirement, Permanent Disability, or termination of employment, shall, unless the Participant elects otherwise in accordance with Section (v) below, receive his or her benefits in the Qualified Joint and Survivor Annuity form.  The Qualified Joint and Survivor Annuity form means, for a Participant who has a spouse, an annuity for the life of the Participant with a survivor annuity for the life of the Participant’s spouse, where the survivor annuity is 50% of the amount of the annuity payable during the joint lives of the Participant and the Participant’s spouse.  The Qualified Joint and Survivor Annuity form means, for a Participant who has no spouse, an annuity for the life of the Participant.  Payments under the Qualified Joint and Survivor Annuity shall commence immediately following the Participant’s election of the Qualified Joint and Survivor Annuity.  The Cobalt Plan may not distribute the Participant’s accrued benefit in a form other than a Qualified Joint and Survivor Annuity or Qualified Pre-retirement Survivor Annuity without the consent of the Participant’s spouse in accordance with Section (v) below except where the payout value of the non-forfeitable benefit does not exceed $5,000.

(ii)                                  A Participant’s death benefit shall be paid in the form of a Qualified Pre-retirement Survivor Annuity for a Participant who has a spouse to whom he has been continuously married throughout the one-year period ending on the date of his or her death.  The Qualified Pre-retirement Survivor Annuity means a life annuity payable to the surviving spouse of a Participant who dies before benefits become payable under the Cobalt Plan.  A surviving spouse shall not be required to begin receiving Qualified Pre-retirement Survivor Annuity benefits prior to the time the Participant would have attained Normal Retirement Age except where the present value of the non-forfeitable benefit does not exceed $5,000.  The Beneficiary of a Participant who does not have a spouse who is entitled to a Qualified Pre-retirement Survivor Annuity shall receive a single sum payment.

(iii)                               The optional forms of retirement benefit shall include the following, in addition to the benefit forms described in Section 6.4(A) of the Cobalt Plan:

(A)                              A straight life annuity.

(B)                                Single life annuities with periods certain of five, ten, and fifteen years.

(C)                                Survivorship life annuities with survivorship percentages of 50, 66-2/3, or 100.

(iv)                              Any optional forms of death benefit shall include the benefit forms described in Section 6.4(B) of the Cobalt Plan and any annuity that is an optional form of retirement benefit.

(v)                                 Any election of an optional form of benefit must be made in writing by the Participant during the election period.  If the Participant is married, the election must be consented to by the Participant’s spouse and must meet the following requirements:

(A)                              The spouse must consent to a specific beneficiary and a particular form of benefit.  The spouse’s consent must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public.  Such consent will not be required if it is established to the Administrative Committee that the required consent cannot be obtained because the spouse cannot be located, or other circumstances that may be prescribed by Treasury regulations.  The election may be revoked by the Participant in writing without the consent of the spouse at any time during the election period described in subparagraph (B) below.  Any new election must comply with the requirements of this subparagraph (A).  A former spouse’s waiver shall not be binding on a new spouse.

(B)                                The election period to waive the Qualified Joint and Survivor Annuity form shall be the 90-day period, the last day of which is the “annuity starting date.” A Participant may revoke the election to waive the Qualified Joint Survivor Annuity at any time and any number of times during the 90 day period.  For purposes of this Section, “annuity starting date” means the first day of the first period for which an amount is received as an annuity.  Any elections may not be changed after the Participant’s annuity starting date.

(C)                                A Participant’s failure to waive the Qualified Joint and Survivor Annuity form will not result in a decrease in any Plan accrued benefit with respect to such Participant.

(D)                               An election to waive the Qualified Pre-retirement Survivor Annuity form may be made at any time.  A Participant who has elected to waive the Qualified Pre-retirement Survivor

Annuity with spousal consent may revoke the election at any time and any number of times during the period between the first day of the Plan Year in which the Participant attains Age 55 and the date of the Participant’s death.  An election to waive the Qualified Preretirement Survivor Annuity form which is made before the first day of the Plan Year in which he reaches age 35 shall become invalid on such date, unless the Participant’s employment terminates prior to such date.

(vi)                              The Committee shall furnish the Participant and the Participant’s spouse a written explanation in non-technical language of the Qualified Joint and Survivor Annuity form of benefit, the Qualified Pre-retirement Survivor Annuity forms of benefit, the optional forms of retirement benefits and the right of the Participant and the Participant’s spouse to defer distributions.  The written explanation of the Qualified Joint and Survivor Annuity shall be provided no less than 30 days and no more than 90 days before the annuity starting date.  The written explanation of the Qualified Pre-retirement Survivor Annuity shall be given to Participants in the period beginning on the first day of the Plan Year the Participant attains age 32 and ending on the last day of the Plan Year the Participant attains age 35, or if earlier when the Participant terminates employment.

(vii)                           Written spousal consent to the use of the Participant’s Account as security for a loan must be obtained within the 90 day period ending on the date on which the loan is to be secured.

(b)                                 The Participant’s Early Retirement Date with respect to the Unity Plan shall be the date as of which he has attained age 55, completed five (5) years of service, and terminated employment.  The Participant shall be fully vested as of such Early Retirement Date and shall be entitled to receive benefits from the Cobalt Plan as of such date.

(c)                                  A Participant covered by this Special Benefit Schedule shall be entitled to receive the Hardship Distribution pursuant to Section 6.8 of the Cobalt Plan with respect to the Participant’s entire Account as of December 31, 1988 in addition to such other Accounts from which Hardship Distributions are available under the Cobalt Plan.

SPECIAL BENEFIT SCHEDULE NO. 6

CNR Health, Inc. Retirement Savings Plan

1.               Participants Covered:  This Special Benefit Schedule modifies and supplements the provisions of the Cobalt Plan in connection with the transfer of assets into the Cobalt Plan from the CNR Health, Inc.  Retirement Savings Plan (“CNR Plan”).  The Participants covered by this Special Benefit Schedule are the Participants who immediately prior to the Effective Date were employed by CNR Health, Inc.  (“CNR”) and former CNR employees who have yet to take a distribution of their, vested account balances from the CNR Plan.

2.               Effective Date:  July 30, 1999.

3.               Eligibility:  A participant in the CNR Plan immediately prior to the Effective Date shall become a Participant in the Cobalt Plan on the Effective Date.  Any other employee of CNR shall become eligible to participate in the Cobalt Plan on the later of the Effective Date or the date such employee would otherwise become eligible to participate in accordance with the provisions of Suction 3 of the Cobalt Plan.

4.               Transfer of Assets:  The CNR Plan shall be terminated and the assets of the CNR Plan transferred to the Cobalt Plan effective as of the Effective Date and the assets and liabilities of the CNR Plan shall become the assets and liabilities of the Cobalt Plan effective with the transfer of assets and liabilities, in accordance with Section 414(1) of the Code.  Effective with the date of the asset transfer, the provisions of the Cobalt Plan shall apply to the transferred account balances from the CNR Plan, with the modifications set forth in this Special Benefit Schedule.

5.               Vesting.  A Participant covered by this Special Benefit Schedule shall at all times be 100% vested in his or her Account balance attributable to salary deferrals in his or her transferred account balance from the CNR Plan.  As of the Effective Date, a Participant covered by this Special Benefit Schedule actively employed by CNR on the Effective Date shall be 100% vested in his or her transferred account balance from the CNR Plan attributable to matching contributions.  Participants covered by this Special Benefit Schedule who are not actively employed by CNR on the Effective Date shall be fully vested on the Effective Date.  For vesting purposes hereunder, Service of Participants covered by this Special Benefit Schedule shall include service with CNR as computed under the elapsed time method used by the CNR Plan.

6.               Special Distribution Provisions:  The provisions of this paragraph 6 shall apply only with respect to that portion of a Participant’s benefit which is attributable to amounts transferred to the Cobalt Plan from the CNR Plan.

(a)                                  Notwithstanding Section 6.4 of the Cobalt Plan, a Participant shall receive his or her benefits as follow:

(i)                                     A Participant who is entitled to receive a distribution upon his or her Retirement, Permanent Disability, or termination of employment, shall, unless the Participant elects otherwise in accordance with Section (v) below, receive his or her benefits in the Qualified Joint and Survivor Annuity form.  The Qualified Joint and Survivor Annuity form means, for a Participant who has a spouse, an annuity for the life of the Participant with a survivor annuity for the life of the Participant’s spouse, where the survivor annuity is 50% of the amount of the annuity payable during the joint lives of the Participant and the Participant’s spouse.  The Qualified Joint and Survivor Annuity form means, for a Participant who has no spouse, an annuity for the life of the Participant.  Payments under the Qualified Joint and Survivor Annuity shall commence immediately following the Participant’s election of the Qualified Joint and Survivor Annuity.  The Cobalt Plan may not distribute the Participant’s accrued benefit in a form other than a Qualified Joint and Survivor Annuity or Qualified Pre-retirement Survivor Annuity without the consent of the Participant’s spouse in accordance with Section (v) below except where the payout value of the non-forfeitable benefit does not exceed $5,000.

(ii)                                  A Participant’s death benefit shall be paid in the form of a Qualified Pre-retirement Survivor Annuity for a Participant who has a spouse to whom he has been continuously married throughout the one-year period ending on the date of his or her death.  The Qualified Pre-retirement Survivor Annuity means a life annuity payable to the surviving spouse of a Participant who dies before benefits become payable under the Cobalt Plan.  A surviving spouse shall not be required to begin receiving Qualified Pre-retirement Survivor Annuity benefits prior to the time the Participant would have attained Normal Retirement Age except where the present value of the non-forfeitable benefit does not exceed $5,000.  The Beneficiary of a Participant who does not have a spouse who is entitled to a Qualified Pre-retirement Survivor Annuity shall receive a single sum payment.

(iii)                               The optional forms of retirement benefit shall include the following, in addition to the benefit forms described in Section 6.4(A) of the Cobalt Plan:

(A)                              A straight life annuity.

(B)                                Single life annuities with periods certain of five, ten, and fifteen years.

(C)                                Survivorship life annuities with survivorship percentages of 50, 66-2/3, or 100.

(iv)                              Any optional forms of death benefit shall include the benefit forms described in Section 6.4(B) of the Cobalt Plan and any annuity that is an optional form of retirement benefit.

(v)                                 Any election of an optional form of benefit must be made in writing by the Participant during the election period.  If the Participant is married, the election must be consented to by the Participant’s spouse and must meet the following requirements:

(A)                              The spouse must consent to a specific beneficiary and a particular form of benefit.  The spouse’s consent must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public.  Such consent will not be required if it is established to the Administrative Committee that the required consent cannot be obtained because the spouse cannot be located, or other circumstances that may be prescribed by Treasury regulations.  The election may be revoked by the Participant in writing without the consent of the spouse at any time during the election period described in subparagraph (B) below.  Any new election must comply with the requirements of this subparagraph (A).  A former spouse’s waiver shall not be binding on a new spouse.

(B)                                The election period to waive the Qualified Joint and Survivor Annuity form shall be the 90-day period, the last day of which is the “annuity starting date.” A Participant may revoke the election to waive the Qualified Joint Survivor Annuity at any time and any number of times during the 90 day period.  For purposes of this Section, “annuity starting date” means the first day of the first period for which an amount is received as an annuity.  Any elections may not be changed after the Participant’s annuity starting date.

(C)                                A Participant’s failure to waive the Qualified Joint and Survivor Annuity form will not result in a decrease in any Plan accrued benefit with respect to such Participant.

(D)                               An election to waive the Qualified Pre-retirement Survivor Annuity form may be made at any time.  A Participant who has elected to waive the Qualified Pre-retirement Survivor Annuity with spousal consent may revoke the election at any time and any number of times during the period between the first day of the Plan Year in which the Participant attains Age 55 and the date of the Participant’s death.  An election to waive the Qualified Preretirement Survivor Annuity form which is made before the first day of the Plan Year in which he reaches age 35 shall become invalid on such date, unless the Participant’s employment terminates prior to such date.

(vi)                              The Committee shall furnish the Participant and the Participant’s spouse a written explanation in non-technical language of the Qualified Joint and Survivor Annuity form of benefit, the Qualified Pre-retirement Survivor Annuity forms of benefit, the optional forms of retirement benefits and the right of the Participant and the Participant’s spouse to defer distributions.  The written explanation of the Qualified Joint and Survivor Annuity shall be provided no less than 30 days and no more than 90 days before the annuity starting date.  The written explanation of the Qualified Pre-retirement Survivor Annuity shall be given to Participants in the period beginning on the first day of the Plan Year the Participant attains age 32 and ending on the last day of the Plan Year the Participant attains age 35, or if earlier when the Participant terminates employment.

(vii)                           Written spousal consent to the use of the Participant’s Account as security for a loan must be obtained within the 90 day period ending on the date on which the loan is to be secured.

(b)                                 The Participant’s Early Retirement Date with respect to the CNR Plan shall be the date as of which he has attained age 59, completed five (6) years of service, and terminated employment.  The Participant shall be fully vested as of such Early Retirement Date and shall be entitled to receive benefits from the Cobalt Plan as of such date.

(c)                                  A Participant covered by this Special Benefit Schedule shall be entitled to receive a Hardship Distribution pursuant to Section 6.8 of the Cobalt Plan with respect to the Participant’s entire Account as of December 31, 1988, if any, in addition to such other accounts from which Hardship Distributions are available under the Cobalt Plan.  Further, a Participant covered by this Special Benefit Schedule shall retain the right to receive a Hardship Distribution with respect to the portion of the Participant’s Account transferred from the CNR Plan as of July 30, 1999, to the extent such Hardship Distribution would be permitted by the provisions of the CNR Plan.”

IN WITNESS WHEREOF, WellPoint Health Networks Inc. has caused this Amendment to be executed this 15th day of January 2004.

WELLPOINT HEALTH NETWORKS INC.

By:	/s/ J. Thomas Van Berkem